Exhibit 99.2

Financial Supplement March 31, 2007

Investor Contact Helen M. Wilson Phone: (441) 299-9283 Fax: (441) 292-8675	This report is for informational purposes only. It should be read in conjunction with documents filed by ACE Limited with the Securities and Exchange Commission, including the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

email: investorrelations@ace.bm	Cautionary Statement Regarding Forward-Looking Statements:

Any forward-looking statements made in this financial supplement reflect the Company’s current views with respect to future events and financial performance and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements involve risks and uncertainties which may cause actual results to differ materially from those set forth in these statements. For example, the Company’s forward-looking statements, such as statements concerning exposures, reserves and recoverables, could be affected by the frequency of unpredictable catastrophic events, actual loss experience, uncertainties in the reserving or settlement process, new theories of liability, judicial, legislative, regulatory and other governmental developments, litigation tactics and developments, investigation developments and actual settlement terms, the amount and timing of reinsurance receivable and credit developments among reinsurers.

The Company’s forward-looking statements could also be affected by competition, pricing and policy term trends, the levels of new and renewal business achieved, market acceptance, changes in demand, actual market developments, rating agency action, possible terrorism or the outbreak and effects of war. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the dates on which they are made. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

ACE Limited Financial Supplement Table of Contents

		Page
I.	Financial Highlights
	- Consolidated Financial Highlights	1

II.	Consolidated Results
	- Consolidated Results - Consecutive Quarters	2
	- Summary Consolidated Balance Sheets	3
	- Consolidated Premiums by Line of Business	4
	- Consolidating Statement of Operations	5

III.	Segment Results
	- Insurance-North American	6
	- Insurance-Overseas General	7
	- Global Reinsurance	8-9
	- Life Insurance and Reinsurance	10

IV.	Balance Sheet Details
	- Loss Reserve Rollforward	11
	- Reinsurance Recoverable Analysis	12-15
	- Investment Portfolio	16
	- Net Realized and Unrealized Gains (Losses)	17
	- Capital Structure	18
	- Computation of Basic and Diluted Earnings Per Share	19

V.	Other Disclosures
	- Non-GAAP Financial Measures	20
	- Book Value per Ordinary Share	21
	- Comprehensive Income	22
	- Glossary	23

ACE Limited
Consolidated Financial Highlights
(in millions of U.S. dollars, except share, per share data and ratios)
(Unaudited)

	Three months ended March 31
	2007	2006	% Change 1Q-07 vs. 1Q-06
Gross premiums written	$4,496	$4,511	0%

Net premiums written	$3,270	$3,310	-1%

Net premiums earned	$3,082	$2,805	10%

Net investment income	$451	$369	22%

Net income	$701	$489	43%

Income excluding net realized gains (losses) and cumulative effect (1)	$663	$477	39%

Comprehensive income	$763	$407	87%

Operating cash flow	$1,236	$1,086	14%

Combined ratio
Loss and loss expense ratio	62.1%	61.2%
Underwriting and administrative expense ratio	25.0%	29.4%

Combined ratio	87.1%	90.6%

Annualized ROE*	18.5%	16.3%
Annualized ROE, excluding FAS 115*	19.4%	16.7%

Effective tax rate on income excluding net realized gains (losses) and cumulative effect	19%	22%

Diluted earnings per share
Income excluding net realized gains (losses) and cumulative effect(1)	$1.98	$1.43	38%
Net income	$2.10	$1.46	44%

Book value per ordinary share	$43.87	$35.68	23%
Tangible book value per ordinary share	$35.55	$27.37	30%

Weighted average basic ordinary shares outstanding	324.1	321.1
Weighted average diluted ordinary shares outstanding	328.9	325.7
Debt/ total capitalization	14.8%	14.5%

(1)	See page 20 Non-GAAP Financial Measures.

*	Calculated using income excluding net realized gains (losses) and cumulative effect of a change in accounting principle (cumulative effect)

Financial Highlights	Page 1

ACE Limited
Consolidated Results - Consecutive Quarters
(in millions of U.S. dollars)
(Unaudited)

ACE Limited Consolidated

	1Q-07	4Q-06	3Q-06	2Q-06	1Q-06	Full Year 2006
Property and Casualty
Gross premiums written	$4,406	$3,932	$4,228	$4,517	$4,450	$17,127
Net premiums written	3,182	2,786	2,721	3,000	3,249	11,756
Net premiums earned	2,994	2,948	3,019	2,840	2,744	11,551
Losses and loss expenses	1,860	1,824	1,818	1,748	1,680	7,070
Policy acquisition costs	406	424	430	423	412	1,689
Administrative expenses	344	353	345	332	391	1,421

P&C underwriting income	$384	$347	$426	$337	$261	$1,371

Life underwriting income excluding investment income	29	25	25	20	20	90
Net investment income	451	428	414	390	369	1,601
Net realized gains (losses)	16	15	(113)	(7)	7	(98)
Interest expense	46	42	46	45	43	176
Other (income) expense	4	(16)	(2)	(12)	(5)	(35)
Income tax expense (benefit)	129	124	130	134	134	522
Cumulative effect of a change in accounting principle, net of tax	—	—	—	—	4	4

Net income	$701	$665	$578	$573	$489	$2,305

Net realized gains (losses)	16	15	(113)	(7)	7	(98)
Tax expense (benefit) on net realized gains (losses)	(22)	(7)	(39)	(1)	(1)	(48)
Cumulative effect of a change in accounting principle, net of tax	—	—	—	—	4	4

Income excluding net realized gains (losses) and cumulative effect (2)	$663	$643	$652	$579	$477	$2,351

% Change versus prior year period (1)
Property and Casualty net premiums written	-2%	9%	-4%	5%	-2%	2%
Property and Casualty net premiums earned	9%	6%	0%	-1%	-3%	0%

Other ratios
Net premiums written/gross premiums written	72%	71%	64%	66%	73%	69%
Effective tax rate on income excluding net realized gains (losses) and cumulative effect	19%	17%	21%	19%	22%	20%

Combined ratio (1)
Loss and loss expense ratio	62.1%	61.8%	60.2%	61.6%	61.2%	61.2%
Policy acquisition cost ratio	13.5%	14.4%	14.2%	14.9%	15.1%	14.6%
Administrative expense ratio	11.5%	12.0%	11.4%	11.7%	14.3%	12.3%

Combined ratio	87.1%	88.2%	85.8%	88.2%	90.6%	88.1%

Large losses and other items (1)
Catastrophe and other large losses (before tax)	$34	$6	$6	$2	$3	$17
Prior period development - unfavorable (favorable)	$(18)	$17	$17	$(14)	$(32)	$(12)

(1)	Property and casualty excluding Life is presented to allow for comparison and analysis with earnings guidance. This is a non-GAAP measure.

(2)	See page 20 Non-GAAP Financial Measures.

Consolidated Results	Page 2

ACE Limited
Summary Consolidated Balance Sheets
(in millions of U.S. dollars, except per share data)

	March 31 2007	December 31 2006
	(Unaudited)	(Audited)
Assets
Fixed maturities available for sale, at fair value	$29,934	$28,540
Fixed maturities held to maturity, at amortized cost	3,060	3,047
Equity securities, at fair value	1,772	1,713
Short-term investments, at fair value	2,658	2,456
Other investments	896	845

Total investments	38,320	36,601

Cash	639	565
Securities lending collateral	2,905	2,171
Insurance and reinsurance balances receivable	3,689	3,580
Reinsurance recoverable	14,374	14,580
Deferred policy acquisition costs	1,133	1,077
Prepaid reinsurance premiums	1,621	1,586
Goodwill	2,731	2,731
Deferred tax assets	1,192	1,165
Investments in partially owned insurance companies	804	789
Other assets	2,366	2,290

Total assets	$69,774	$67,135

Liabilities
Unpaid losses and loss expenses	$35,813	$35,517
Unearned premiums	6,670	6,437
Future policy benefits for life and annuity contracts	521	518
Insurance and reinsurance balances payable	2,511	2,449
Deposit liabilities	327	335
Securities lending payable	2,905	2,171
Payable for securities purchased	1,338	1,286
Accounts payable, accrued expenses and other liabilities	1,514	1,541
Income taxes payable	265	156
Short-term debt	581	578
Long-term debt	2,061	1,560
Trust preferred securities	309	309

Total liabilities	54,815	52,857

Shareholders’ equity
Total shareholders’ equity, excl. AOCI	14,181	13,562
Accumulated other comprehensive income (AOCI)	778	716

Total shareholders’ equity	14,959	14,278

Total liabilities and shareholders’ equity	$69,774	$67,135

Book value per ordinary share (1)	$43.87	$42.03
Tangible book value per ordinary share (1)	$35.55	$33.66

(1)	See page 20 Non-GAAP Financial Measures.

Consol Bal Sheet	Page 3

ACE Limited
Consolidated Premiums by Line of Business
(in millions of U.S. dollars)
(Unaudited)

ACE Limited Consolidated

	1Q-07	% of Total Consolidated	1Q-06	% of Total Consolidated	% Change 1Q-07 vs. 1Q-06
Net premiums written
Property and all other	$1,003	30%	$1,034	31%	-3%
Casualty	1,759	54%	1,848	56%	-5%
Personal accident	420	13%	367	11%	14%

Total P&C	3,182	97%	3,249	98%	-2%

Life	88	3%	61	2%	44%

Total Consolidated	$3,270	100%	$3,310	100%	-1%

Net premiums earned
Property and all other	$853	27%	$817	29%	4%
Casualty	1,747	57%	1,591	57%	10%
Personal accident	394	13%	336	12%	17%

Total P&C	2,994	97%	2,744	98%	9%

Life	88	3%	61	2%	44%

Total Consolidated	$3,082	100%	$2,805	100%	10%

Line of Business	Page 4

ACE Limited
Consolidating Statement of Operations
Three months ended March 31, 2007 and 2006
(in millions of U.S. dollars)
(Unaudited)

	Insurance - North American	Insurance - Overseas General	Global Reinsurance	Corporate & Other	Consolidated P&C	Life Insurance & Reinsurance	ACE Consolidated
March 31, 2007
Gross premiums written	$2,269	$1,659	$478	$—	$4,406	$90	$4,496
Net premiums written	1,514	1,192	476	—	3,182	88	3,270
Net premiums earned	1,539	1,112	343	—	2,994	88	3,082
Losses and loss expenses	1,111	564	185	—	1,860	—	1,860
Life and annuity benefits	—	—	—	—	—	36	36
Policy acquisition costs	116	224	66	—	406	11	417
Administrative expenses	133	162	17	32	344	12	356

Underwriting income (loss)	179	162	75	(32)	384	29	413

Net investment income	241	104	66	28	439	12	451
Net realized gains (losses)	37	(26)	6	3	20	(4)	16
Interest expense	—	—	—	46	46	—	46
Other (income) expense	9	3	1	(9)	4	—	4
Income tax expense (benefit)	128	40	7	(44)	131	(2)	129

Net income	320	197	139	6	662	39	701

Net realized gains (losses)	37	(26)	6	3	20	(4)	16
Tax expense (benefit) on net realized gains (losses)	15	(8)	(1)	(28)	(22)	—	(22)

Income (loss) excluding net realized gains (losses) (1)	$298	$215	$132	$(25)	$620	$43	$663

March 31, 2006
Gross premiums written	$2,262	$1,584	$604	$—	$4,450	$61	$4,511
Net premiums written	1,503	1,146	600	—	3,249	61	3,310
Net premiums earned	1,334	1,039	371	—	2,744	61	2,805
Losses and loss expenses	916	566	197	1	1,680	—	1,680
Life and annuity benefits	—	—	—	—	—	28	28
Policy acquisition costs	144	194	74	—	412	6	418
Administrative expenses	116	145	14	116	391	7	398

Underwriting income (loss)	158	134	86	(117)	261	20	281

Net investment income	203	85	48	23	359	10	369
Net realized gains (losses)	(6)	4	(6)	23	15	(8)	7
Interest expense	—	—	—	43	43	—	43
Other (income) expense	(1)	6	3	(13)	(5)	—	(5)
Income tax expense (benefit)	94	56	12	(27)	135	(1)	134
Cumulative effect of a change in accounting principle, net of tax	—	—	—	4	4	—	4

Net income (loss)	262	161	113	(70)	466	23	489

Net realized gains (losses)	(6)	4	(6)	23	15	(8)	7
Tax expense (benefit) on net realized gains (losses)	(2)	2	—	(1)	(1)	—	(1)
Cumulative effect of a change in accounting principle, net of tax	—	—	—	4	4	—	4

Income (loss) excluding net realized gains (losses) (1)	$266	$159	$119	$(98)	$446	$31	$477

(1)	See page 20 Non-GAAP Financial Measures.

Segment 2007 Qtr	Page 5

ACE Limited
Segment Results - Consecutive Quarters
(in millions of U.S. dollars)
(Unaudited)

Insurance - North American

	1Q-07	4Q-06	3Q-06	2Q-06	1Q-06	Full Year 2006
Gross premiums written	$2,269	$2,236	$2,550	$2,615	$2,262	$9,663
Net premiums written	1,514	1,476	1,459	1,502	1,503	5,940
Net premiums earned	1,539	1,471	1,547	1,367	1,334	5,719
Losses and loss expenses	1,111	1,054	1,090	966	916	4,026
Policy acquisition costs	116	122	142	122	144	530
Administrative expenses	133	132	129	125	116	502

Underwriting income	179	163	186	154	158	661

Net investment income	241	233	228	212	203	876
Net realized gains (losses)	37	(11)	(34)	(32)	(6)	(83)
Interest expense	—	—	—	—	—	—
Other (income) expense	9	(13)	11	1	(1)	(2)
Income tax expense (benefit)	128	89	74	95	94	352

Net income	320	309	295	238	262	1,104

Net realized gains (losses)	37	(11)	(34)	(32)	(6)	(83)
Tax expense (benefit) on net realized gains (losses)	15	(16)	(32)	(5)	(2)	(55)

Income excluding net realized gains (losses) (1)	$298	$304	$297	$265	$266	$1,132

Combined ratio
Loss and loss expense ratio	72.2%	71.7%	70.4%	70.7%	68.7%	70.4%
Policy acquisition cost ratio	7.5%	8.3%	9.1%	8.9%	10.9%	9.2%
Administrative expense ratio	8.7%	8.9%	8.4%	9.1%	8.7%	8.8%

Combined ratio	88.4%	88.9%	87.9%	88.7%	88.3%	88.4%

Large losses and other items (before tax)
Catastrophe and other large losses (before tax)	$—	$—	$—	$—	$—	$—
Prior period development - unfavorable (favorable)	$10	$20	$30	$11	$4	$65

% Change versus prior year period
Net premiums written	1%	16%	-4%	5%	-5%	2%
Net premiums earned	15%	9%	-3%	-3%	-3%	0%

Other ratios
Net premiums written/gross premiums written	67%	66%	57%	57%	66%	61%

(1)	See page 20 Non-GAAP Financial Measures.

Insurance-North American	Page 6

ACE Limited
Segment Results - Consecutive Quarters
(in millions of U.S. dollars)
(Unaudited)

Insurance - Overseas General

	1Q-07	4Q-06	3Q-06	2Q-06	1Q-06	Full Year 2006
Gross premiums written	$1,659	$1,441	$1,387	$1,485	$1,584	$5,897
Net premiums written	1,192	1,059	978	1,083	1,146	4,266
Net premiums earned	1,112	1,097	1,099	1,086	1,039	4,321
Losses and loss expenses	564	576	532	585	566	2,259
Policy acquisition costs	224	226	217	219	194	856
Administrative expenses	162	157	155	152	145	609

Underwriting income	162	138	195	130	134	597

Net investment income	104	97	97	91	85	370
Net realized gains (losses)	(26)	8	(32)	4	4	(16)
Interest expense	—	—	—	—	—	—
Other (income) expense	3	7	(3)	—	6	10
Income tax expense (benefit)	40	43	63	44	56	206

Net income	197	193	200	181	161	735

Net realized gains (losses)	(26)	8	(32)	4	4	(16)
Tax expense (benefit) on net realized gains (losses)	(8)	2	(6)	5	2	3

Income excluding net realized gains (losses) (1)	$215	$187	$226	$182	$159	$754

Combined ratio
Loss and loss expense ratio	50.7%	52.5%	48.4%	53.8%	54.5%	52.3%
Policy acquisition cost ratio	20.2%	20.6%	19.8%	20.1%	18.7%	19.8%
Administrative expense ratio	14.5%	14.3%	14.0%	14.1%	13.9%	14.1%

Combined ratio	85.4%	87.4%	82.2%	88.0%	87.1%	86.2%

Large losses and other items
Catastrophe and other large losses (before tax)	$15	$—	$3	$—	$—	$3
Prior period development - unfavorable (favorable)	$(21)	$4	$(16)	$(21)	$(39)	$(72)

% Change versus prior year period
Net premiums written	4%	4%	5%	2%	-4%	2%
Net premiums earned	7%	5%	7%	1%	-4%	2%

Other ratios
Net premiums written/gross premiums written	72%	73%	71%	73%	72%	72%

(1)	See page 20 Non-GAAP Financial Measures.

Insurance-Overseas General	Page 7

ACE Limited
Segment Results - Consecutive Quarters
(in millions of U.S. dollars)
(Unaudited)

Global Reinsurance

	1Q-07	4Q-06	3Q-06	2Q-06	1Q-06	Full Year 2006
Gross premiums written	$478	$255	$291	$417	$604	$1,567
Net premiums written	476	251	284	415	600	1,550
Net premiums earned	343	380	373	387	371	1,511
Losses and loss expenses	185	194	196	197	197	784
Policy acquisition costs	66	76	71	82	74	303
Administrative expenses	17	14	16	18	14	62

Underwriting income	75	96	90	90	86	362

Net investment income	66	62	56	55	48	221
Net realized gains (losses)	6	17	2	(3)	(6)	10
Interest expense	—	—	—	—	—	—
Other (income) expense	1	2	1	2	3	8
Income tax expense (benefit)	7	9	9	8	12	38

Net income	139	164	138	132	113	547

Net realized gains (losses)	6	17	2	(3)	(6)	10
Tax expense (benefit) on net realized gains (losses)	(1)	1	(1)	(1)	—	(1)

Income excluding net realized gains (losses) (1)	$132	$148	$135	$134	$119	$536

Combined ratio
Loss and loss expense ratio	53.8%	50.9%	52.5%	51.0%	53.0%	51.8%
Policy acquisition cost ratio	19.2%	20.1%	19.0%	21.2%	20.0%	20.1%
Administrative expense ratio	5.0%	3.7%	4.2%	4.6%	3.8%	4.1%

Combined ratio	78.0%	74.7%	75.7%	76.8%	76.8%	76.0%

Large losses and other items
Catastrophe and other large losses (before tax)	$19	$6	$3	$2	$3	$14
Prior period development - unfavorable (favorable)	$(7)	$(7)	$3	$(4)	$3	$(5)

(1)	See page 20 Non-GAAP Financial Measures.

Global Reinsurance	Page 8

ACE Limited
Segment Results - Consecutive Quarters - 2
(in millions of U.S. dollars)
(Unaudited)

Global Reinsurance

	1Q-07	4Q-06	3Q-06	2Q-06	1Q-06	Full Year 2006
% Change versus prior year period
Net premiums written	-21%	-9%	-25%	14%	14%	0%
Net premiums earned	-8%	-4%	-9%	4%	4%	-1%

Other ratios
Net premiums written/gross premiums written	100%	98%	98%	100%	99%	99%

Global Reinsurance - By Division
	1Q-07	4Q-06	3Q-06	2Q-06	1Q-06	Full Year 2006
Gross premiums written
ACE Tempest Re Europe	$112	$58	$60	$56	$104	$278
ACE Tempest Re USA	188	181	178	249	295	903
ACE Tempest Re Bermuda	174	16	53	112	205	386
ACE Tempest Re Canada	4	—	—	—	—	—

Total	$478	$255	$291	$417	$604	$1,567

Net premiums written
ACE Tempest Re Europe	$110	$57	$58	$53	$101	$269
ACE Tempest Re USA	188	181	177	249	295	902
ACE Tempest Re Bermuda	174	13	49	113	204	379
ACE Tempest Re Canada	4	—	—	—	—	—

Total	$476	$251	$284	$415	$600	$1,550

Net premiums earned
ACE Tempest Re Europe	$67	$68	$66	$68	$70	$272
ACE Tempest Re USA	187	216	210	231	215	872
ACE Tempest Re Bermuda	88	96	97	88	86	367
ACE Tempest Re Canada	1	—	—	—	—	—

Total	$343	$380	$373	$387	$371	$1,511

Net premiums written/gross premiums written

ACE Tempest Re Europe	98%	98%	97%	95%	97%	97%
ACE Tempest Re USA	100%	100%	99%	100%	100%	100%
ACE Tempest Re Bermuda	100%	81%	92%	101%	100%	98%
ACE Tempest Re Canada	100%	NM	NM	NM	NM	NM

Total NPW/GPW	100%	98%	98%	100%	99%	99%

Global Reinsurance 2	Page 9

ACE Limited
Segment Results - Consecutive Quarters
(in millions of U.S. dollars)
(Unaudited)

Life Insurance and Reinsurance

	1Q-07	4Q-06	3Q-06	2Q-06	1Q-06	Full Year 2006
Gross premiums written	$90	$78	$69	$66	$61	$274
Net premiums written	88	78	69	66	61	274
Net premiums earned	88	78	69	66	61	274
Life and annuity benefits	36	32	29	34	28	123
Policy acquisition costs	11	9	7	4	6	26
Administrative expenses	12	12	8	8	7	35
Net investment income	12	12	11	9	10	42

Life underwriting income (1)	41	37	36	29	30	132

Net realized gains (losses)	(4)	(13)	(14)	(1)	(8)	(36)
Income tax expense (benefit)	(2)	(5)	—	—	(1)	(6)

Net income	39	29	22	28	23	102

Net realized gains (losses)	(4)	(13)	(14)	(1)	(8)	(36)
Tax expense (benefit) on net realized gains (losses)	—	—	—	—	—	—

Income excluding net realized gains (losses) (2)	$43	$42	$36	$29	$31	$138

(1)	We assess the performance of our Life Insurance and Reinsurance business based on life underwriting income which includes net investment income.

(2)	See page 20 Non-GAAP Financial Measures.

Life	Page 10

ACE Limited
Loss Reserve Rollforward
(in millions of U.S. dollars)
(Unaudited)

	Total			Ongoing			Run-off (1)
	Unpaid Losses			Unpaid Losses			Unpaid Losses
	Gross	Ceded	Net	Gross	Ceded	Net	Gross	Ceded	Net
Balance at December 31, 2005	$35,055	$14,597	$20,458	$27,174	$9,269	$17,905	$7,881	$5,328	$2,553

Losses and loss expenses incurred	2,130	450	1,680	2,143	476	1,667	(13)	(26)	13
Losses and loss expenses paid	(1,686)	(503)	(1,183)	(1,486)	(353)	(1,133)	(200)	(150)	(50)
Other (incl. foreign exch. revaluation)	9	10	(1)	16	10	6	(7)	—	(7)

Balance at March 31, 2006	35,508	14,554	20,954	27,847	9,402	18,445	7,661	5,152	2,509

Losses and loss expenses incurred	2,378	630	1,748	2,349	618	1,731	29	12	17
Losses and loss expenses paid	(2,536)	(1,082)	(1,454)	(2,344)	(938)	(1,406)	(192)	(144)	(48)
Other (incl. foreign exch. revaluation)	214	69	145	212	69	143	2	—	2

Balance at June 30, 2006	35,564	14,171	21,393	28,064	9,151	18,913	7,500	5,020	2,480

Losses and loss expenses incurred	2,582	764	1,818	2,588	797	1,791	(6)	(33)	27
Losses and loss expenses paid	(2,395)	(975)	(1,420)	(2,223)	(893)	(1,330)	(172)	(82)	(90)
Other (Sale of certain run-off subsidiaries) (2)	(789)	(317)	(472)	—	—	—	(789)	(317)	(472)
Other (incl. foreign exch. revaluation)	187	66	121	199	69	130	(12)	(3)	(9)

Balance at September 30, 2006	35,149	13,709	21,440	28,628	9,124	19,504	6,521	4,585	1,936

Losses and loss expenses incurred	2,780	956	1,824	2,477	710	1,767	303	246	57
Losses and loss expenses paid	(2,613)	(1,211)	(1,402)	(2,405)	(1,078)	(1,327)	(208)	(133)	(75)
Other (incl. foreign exch. revaluation)	201	55	146	289	221	68	(88)	(166)	78

Balance at December 31, 2006	35,517	13,509	22,008	28,989	8,977	20,012	6,528	4,532	1,996

Losses and loss expenses incurred	2,703	843	1,860	2,690	832	1,858	13	11	2
Losses and loss expenses paid	(2,363)	(943)	(1,420)	(2,206)	(797)	(1,409)	(157)	(146)	(11)
Other (incl. foreign exch. revaluation)	(44)	4	(48)	(44)	4	(48)	—	—	—

Balance at March 31, 2007	$35,813	$13,413	$22,400	$29,429	$9,016	$20,413	$6,384	$4,397	$1,987

(1)	The run-off reserves primarily include the Brandywine group, the Commercial Insurance Service—Middle Market Workers’ Comp. reserves and the pre-1997 Westchester Specialty reserves.

(2)	During the third quarter of 2006, ACE Limited completed the sale of three run-off reinsurance subsidiaries, ACE American Reinsurance Company, Brandywine Reinsurance Co. (UK) Ltd. and Brandywine Reinsurance Company S.A.-N.V. to Randall & Quilter Investment Holdings Limited.

Loss Reserve Rollforward	Page 11

ACE Limited
Reinsurance Recoverable Analysis
(in millions of U.S. dollars)
(Unaudited)

Net Reinsurance Recoverable by Division

	March 31 2007	December 31 2006
Reinsurance recoverable on paid losses and loss expenses
Active operations	$922	$1,013
Brandywine	242	251
Westchester Run-off	42	36
Other Run-off	17	16

Total	$1,223	$1,316

Reinsurance recoverable on unpaid losses and loss expenses
Active operations	$9,528	$9,502
Brandywine	3,425	3,535
Westchester Run-off	667	676
Other Run-off	202	200

Total	$13,822	$13,913

Gross reinsurance recoverable
Active operations	$10,450	$10,515
Brandywine	3,667	3,786
Westchester Run-off	709	712
Other Run-off	219	216

Total	$15,045	$15,229

Provision for uncollectible reinsurance
Active operations	$(478)	$(450)
Brandywine	(169)	(172)
Westchester Run-off	(7)	(7)
Other Run-off	(17)	(20)

Total	$(671)	$(649)

Net reinsurance recoverable
Active operations	$9,972	$10,065
Brandywine	3,498	3,614
Westchester Run-off	702	705
Other Run-off	202	196

Total	$14,374	$14,580

Reinsurance Recoverable	Page 12

ACE Limited
Reinsurance Recoverable Analysis - 2
(in millions of U.S. dollars)
(Unaudited)

Reinsurance Recoverable for Active Operations

	December 31, 2006
	Recoverable	Provision	% of Gross
Categories
Top 10 reinsurers	$5,266	$64	1.2%
Other reinsurers balances >$20 million	2,277	53	2.3%
Other reinsurers balances <$20 million	561	53	9.4%
Mandatory pools and government agencies	590	3	0.5%
Structured settlements	220	1	0.5%
Captives	1,238	1	0.1%
Other(1)	363	275	75.8%

Total	$10,515	$450	4.3%

At December 31, 2006, $7.7 billion of the active operations’ recoverables were from rated reinsurers, of which 95.0% were rated the equivalent of A- or better by internationally recognized rating agencies. The Company held collateral of $3.2 billion, of which $1.9 billion was matched and usable against existing recoverables.

Top 10 Reinsurers (net of collateral) (2)	Other Reinsurers Balances Greater Than $20 million (net of collateral) (2)

American International Group (AIG)

Berkshire Hathaway Insurance Group

Chubb Insurance Group

Everest Re Group

Federal Crop Insurance Corp HDI

Haftpflichtverband Der Deutschen

    Industrie Vag (Hannover)

Lloyd’s Of London

Munich Re Group

Swiss Re Group

XL Capital Group

AGRI General Ins Co

AIOI Insurance Group

Allianz

Allied World Assurance Group

Arch Capital

Aspen Insurance Holdings Ltd

AXA

CIGNA

Converium Group

Dow Chemical Co

Electric Insurance Company

Endurance Specialty Holdings Ltd

Equitas

Fairfax Financial

Gerling Global Group

ING Groep NV

IRB - Brasil Resseguros S.A. Group

Liberty Mutual Insurance Companies

Montpelier Reinsurance Ltd

Partner Re

Platinum Underwriters

Renaissance Re Holdings Ltd

Royal & Sun Alliance Insurance Group

SCOR Group

Sompo Japan Group

Tawa UK Ltd

Toa Reinsurance Company

The Travelers Companies, Inc.

White Mountains Insurance Group

WR Berkley Corp

Zurich Financial Services Group

(1)

Other includes amounts recoverable that are in dispute, or are from companies who are in supervision, rehabilitation or liquidation. Our estimate of provision for uncollectible reinsurance associated with Other considers the credit quality of the reinsurer, and whether we have received collateral or other credit protections such as parental guarantees.

(2)	Excludes recoverable amounts from companies who are in supervision, rehabilitation or liquidation, or are captive reinsurers, mandatory pools or voluntary pools.

Reinsurance Rec-Active	Page 13

ACE Limited
Reinsurance Recoverable Analysis - 3
(in millions of U.S. dollars)
(Unaudited)

Consolidated Reinsurance Recoverable

	December 31, 2006
	Recoverable	Provision	% of Gross
Categories
Top 10 reinsurers	$8,075	$88	1.1%
Other reinsurers balances >$20 million	3,468	146	4.2%
Other reinsurers balances <$20 million	681	71	10.4%
Mandatory pools and government agencies	602	3	0.5%
Structured settlements	522	2	0.4%
Captives	1,315	1	0.1%
Other(1)	566	338	59.7%

Total	$15,229	$649	4.3%

At December 31, 2006, $11.6 billion of ACE Limited recoverables were from rated reinsurers, of which 94.5% were rated the equivalent of A- or better by internationally recognized rating agencies.

Top 10 Reinsurers (net of collateral) (2)	Other Reinsurers Balances Greater Than $20 million (net of collateral) (2)

American International Group (AIG)

Berkshire Hathaway Insurance

    Group

Chubb Insurance Group

Equitas

Everest Re Group

HDI Haftpflichtverband Der

    Deutschen Industrie Vag

    (Hannover)

Lloyd’s Of London

Munich Re Group

Swiss Re Group

XL Capital Group

AGRI General Ins Co

AIOI Insurance Group

Allianz

Allied World Assurance Group

Allmerica Financial Corp

Allstate Group

Arch Capital

Aspen Insurance Holdings Ltd

AVIVA

AXA

CIGNA

CNA Insurance Companies

Converium Group

Dominion Insurance Co Ltd

Dow Chemical Co

Dukes Place Holdings

Electric Insurance Company

Endurance Specialty Holdings Ltd

Enstar Group Ltd

Fairfax Financial

Federal Crop Insurance Corp

FM Global Group

Gerling Global Group

Hartford Insurance Group

ING Groep NV

IRB - Brasil Resseguros S.A.

    Group

Liberty Mutual Insurance

    Companies

Millea Holdings

Montpelier Reinsurance Ltd

Partner Re

Platinum Underwriters

PMA Capital Corp

Renaissance Re Holdings Ltd

Royal & Sun Alliance

    Insurance Group

SCOR Group

Sompo Japan Group

Tawa UK Ltd

Toa Reinsurance Company

The Travelers Companies, Inc.

Trenwick Group

White Mountains Insurance

    Group

WR Berkley Corp

Zurich Financial Services

    Group

(1)

Other includes amounts recoverable that are in dispute, or are from companies who are in supervision, rehabilitation or liquidation. Our estimate of provision for uncollectible reinsurance associated with Other considers the credit quality of the reinsurer, and whether we have received collateral or other credit protections such as parental guarantees.

(2)	Excludes recoverable amounts from companies who are in supervision, rehabilitation or liquidation, or are captive reinsurers, mandatory pools or voluntary pools.

Reinsurance Rec-Consolidated	Page 14

ACE Limited
Reinsurance Recoverable Analysis - 4
(in millions of U.S. dollars)
(Unaudited)

Detail on Reinsurance Recoverable on Paid Losses and Loss Expenses

	General Collections (1)	Other (2)	Total
Gross balance at December 31, 2006	$932	$384	$1,316
Provision at 12/31/06	53	202	255
% of gross	5.7%	52.6%	19.4%

Net balance at December 31, 2006	$879	$182	$1,061

Gross balance at March 31, 2007	$865	$358	$1,223
Provision at 3/31/07	56	216	272
% of gross	6.5%	60.3%	22.2%

Net balance at March 31, 2007(3)	$809	$142	$951

(1)	General collections balances represent amounts in process of collection in the normal course of business, for which we have no indication of dispute or credit issues.

(2)

Other includes amounts recoverable that are in dispute, or are from companies who are in supervision, rehabilitation or liquidation for Brandywine Group and active operations. Our estimation of the reserve for other, considers the merits of the underlying matter, the credit quality of the reinsurer, and whether we have received collateral or other credit protections such as parental guarantees.

(3)	The current quarter split between general collections and other is estimated based on prior quarter balances. Balances are adjusted to actual in the next quarter.

Reinsurance Recoverable 4	Page 15

ACE Limited
Investment Portfolio
(in millions of U.S. dollars)
(Unaudited)

	March 31 2007	December 31 2006
Market Value
Fixed maturities available for sale	$29,934	$28,540
Fixed maturities held to maturity	3,039	3,015
Short-term investments	2,658	2,456

Total	$35,631	$34,011

Asset Allocation by Market Value
Treasury	$1,689	$1,322
Agency	2,223	2,207
Corporate	7,473	7,394
Mortgage-backed securities	11,925	11,346
Asset-backed securities	1,772	2,020
Municipal	1,157	809
Non-U.S.	6,734	6,457
Short-term investments	2,658	2,456

Total	$35,631	$34,011

Credit Quality by Market Value
AAA	$23,783	$22,471
AA	3,095	2,725
A	3,582	3,909
BBB	2,610	2,498
BB	992	943
B	1,475	1,365
Other	94	100

Total	$35,631	$34,011

Cost/Amortized Cost
Fixed maturities available for sale	$29,723	$28,389
Fixed maturities held to maturity	3,060	3,047
Short-term investments	2,658	2,456

Subtotal	35,441	33,892
Equity securities	1,432	1,372
Other investments	687	661

Total	$37,560	$35,925

Avg. duration of fixed maturities, adjusted for int. rate swaps	3.3 years	3.3 years
Avg. market yield of fixed maturities	5.3%	5.4%
Avg. credit quality	AA	AA

Investments	Page 16

ACE Limited
Net Realized and Unrealized Gains (Losses)
(in millions of U.S. dollars)
(Unaudited)

	Three months ended March 31, 2007
	Net Realized Gains (Losses) (1)	Net Unrealized Gains (Losses)	Net Impact
Fixed maturities	$(21)	$45	$24
Equity securities	34	(1)	33
Equity and fixed income derivatives	(7)	—	(7)
Foreign exchange gains (losses)	—	—	—
Other	10	20	30

Sub-total	16	64	80
Other FAS 133 adjustments	—	—	—

Total gains (losses)	16	64	80
Income tax expense (benefit)	(22)	13	(9)

Net gains (losses)	$38	$51	$89

(1) The quarter includes impairments of $37M for fixed maturities, $1M for equities and $nil for other investments.

	Three months ended March 31, 2006
	Net Realized Gains (Losses) (2)	Net Unrealized Gains (Losses)	Net Impact
Fixed maturities	$(44)	$(193)	$(237)
Equity securities	43	48	91
Equity and fixed income derivatives	11	—	11
Foreign exchange gains (losses)	(4)	—	(4)
Other	(1)	12	11

Total inv. portfolio gains (losses)	5	(133)	(128)
Other FAS 133 adjustments	2	—	2

Total gains (losses)	7	(133)	(126)
Income tax expense (benefit)	(1)	(35)	(36)

Net gains (losses)	$8	$(98)	$(90)

(2) The quarter includes impairments of $24M for fixed maturities, $2M for equities and $5M for other investments.

Investment Gains (Losses)	Page 17

ACE Limited
Capital Structure
(in millions of U.S. dollars)
(Unaudited)

	March 31 2007	December 31 2006	December 31 2005
Total short-term debt	$581	$578	$300
Total long-term debt	2,061	1,560	1,811

Total debt	2,642	2,138	2,111

Total trust preferred securities	309	309	309

Perpetual preferred shares	557	557	557
Ordinary shareholders’ equity	14,402	13,721	11,255

Total shareholders’ equity	$14,959	$14,278	$11,812

Total capitalization	$17,910	$16,725	$14,232
Tangible shareholders’ equity (1)	$12,228	$11,547	$9,109

Leverage ratios
Debt/ total capitalization	14.8%	12.8%	14.8%
Debt plus trust preferred secutities/ total capitalization	16.5%	14.6%	17.0%
Debt/ tangible equity	21.6%	18.5%	23.2%
Debt plus trust preferred securities/ tangible equity	24.1%	21.2%	26.6%
Debt plus total preferred stock/ total capitalization	19.6%	18.0%	20.9%

(1)	Tangible equity is equal to shareholders’ equity less goodwill.

Capital Structure	Page 18

ACE Limited
Computation of Basic and Diluted Earnings Per Share
(in millions of U.S. dollars, except share and per share data)
(Unaudited)

	Three months ended March 31
	2007	2006
Numerator
Income excluding net realized gains (losses) and cumulative effect(1)	$663	$477
Perpetual preferred dividend	(11)	(11)

Income to ordinary shares, excl. net realized gains (losses) and cumulative effect	652	466
Net realized gains (losses), net of income tax	38	8

Net income available to the holders of ordinary shares excluding cumulative effect	690	474
Cumulative effect of a change in accounting principle, net of tax	—	4

Net income available to the holders of ordinary shares	$690	$478

Rollforward of Ordinary Shares
Ordinary Shares - beginning of period	326,455,468	323,322,586
Issued under employee stock purchase plan	104,162	74,598
Shares (cancelled) granted	1,394,898	1,108,012
Issued for option exercises	354,697	637,864

Ordinary Shares - end of period	328,309,225	325,143,060

Denominator
Weighted average shares outstanding	324,079,146	321,090,179
Effect of other dilutive securities	4,818,859	4,636,773

Adj. wtd. avg. shares outstanding and assumed conversions	328,898,005	325,726,952

Basic earnings per share
Income excluding net realized gains (losses) and cumulative effect(1)	$2.01	$1.46
Net realized gains (losses), net of income tax	0.12	0.02
Cumulative effect of a change in accounting principle, net of tax	—	0.01

Net income	$2.13	$1.49

Diluted earnings per share
Income excluding net realized gains (losses) and cumulative effect(1)	$1.98	$1.43
Net realized gains (losses), net of income tax	0.12	0.02
Cumulative effect of a change in accounting principle, net of tax	—	0.01

Net income	$2.10	$1.46

(1)	See page 20 Non-GAAP Financial Measures.

Earnings per share	Page 19

ACE Limited
Non-GAAP Financial Measures
(in millions of U.S. dollars)
(Unaudited)

Regulation G - Non-GAAP Financial Measures

In presenting our results, we have included and discussed certain non-GAAP measures. These non-GAAP measures, which may be defined differently by other companies, are important for an understanding of our overall results of operations. However, they should not be viewed as a substitute for measures determined in accordance with GAAP. A reconciliation of book value per share is provided on page 21.

In presenting our segment operating results, we have shown our performance with reference to underwriting results. Underwriting results are calculated by subtracting losses and loss expenses, life and annuity benefits, policy acquisition costs, and administrative expenses from net premiums earned. We use underwriting results and operating ratios to monitor the results of our operations without the impact of certain factors, including investment income, other income and expenses, interest and income tax expense, and net realized gains (losses).

The following non-GAAP measure is a common performance measurement and is defined as income excluding net realized gains (losses), the tax expense (benefit) on net realized gains (losses), and cumulative effect of a change in accounting principle, net of tax. We believe this presentation enhances the understanding of our results of operations by highlighting the underlying profitability of our insurance business. We exclude net realized gains (losses) because the amount of these gains (losses) is heavily influenced by, and fluctuates in part according to, the availability of market opportunities. We exclude the benefit of the cumulative effect of a change in accounting principle, net of tax, because this benefit resulted in a one time adjustment to income. We believe these amounts are largely independent of our business and including them would distort the analysis of trends. Income excluding net realized gains (losses) and cumulative effect should not be viewed as a substitute for net income determined in accordance with generally accepted accounting principles (GAAP).

	1Q-07	4Q-06	3Q-06	2Q-06	1Q-06	Full Year 2006
Net income, as reported	$701	$665	$578	$573	$489	$2,305
Net realized gains (losses)	16	15	(113)	(7)	7	(98)
Income tax expense (benefit) on net realized gains (losses)	(22)	(7)	(39)	(1)	(1)	(48)
Cumulative effect of a change in accounting principle, net of tax	—	—	—	—	4	4

Income excluding net realized gains (losses) and cumulative effect	$663	$643	$652	$579	$477	$2,351

Reconciliation Non-GAAP	Page 20

ACE Limited
Book Value per Ordinary Share
(in millions of U.S. dollars, except share and per share data)
(Unaudited)

Reconciliation of Book Value per Ordinary Share

	March 31 2007	December 31 2006
Shareholders’ equity	$14,959	$14,278
Proceeds from issuance of perpetual preferred shares	(557)	(557)

Numerator for book value per share calculation	14,402	13,721
Less: goodwill	2,731	2,731

Numerator for tangible book value per share	$11,671	$10,990

Denominator	328,309,225	326,455,468

Book value per ordinary share	$43.87	$42.03
Tangible book value per ordinary share	$35.55	$33.66

Reconciliation Book Value	Page 21

ACE Limited
Comprehensive Income
(in millions of U.S. dollars)
(Unaudited)

Consolidated Statement of Comprehensive Income

	1Q-07	4Q-06	3Q-06	2Q-06	1Q-06	Full Year 2006
Net income	$701	$665	$578	$573	$489	$2,305
Net unrealized appreciation (depreciation) on investments
Unrealized appreciation (depreciation) on investments	61	132	541	(266)	(118)	289
Reclassification adjustment for net realized gains (losses) included in net income	3	(6)	82	3	(15)	64
Change in cumulative translation adjustments	16	46	15	50	24	135
Change in minimum pension liability	—	29	(5)	(3)	(1)	20
Income tax (expense) benefit related to other comprehensive income items	(18)	(42)	(117)	18	28	(113)

Other comprehensive income (loss)	62	159	516	(198)	(82)	395

Comprehensive income	$763	$824	$1,094	$375	$407	$2,700

Comprehensive Income	Page 22

ACE Limited
Glossary

Annualized return on ordinary shareholders’ equity (ROE): Income excluding net realized gains (losses) and cumulative effect less perpetual preferred securities divided by average ordinary shareholders’ equity for the period. To annualize a quarterly rate multiply by four.

Book value per ordinary share: Ordinary shareholders’ equity divided by the shares outstanding.

Combined ratio: The sum of the loss and loss expense ratio, acquisition cost ratio and the administrative expense ratio excluding life business. Calculated on a GAAP basis.

Cumulative effect: The benefit resulting from the accrual of a forfeiture rate on the restricted stock under Financial Accounting Standard 123R “Share-Based Payment”.

Effective tax rate: Income tax expense divided by the sum of income tax expense and income excluding net realized gains (losses) and cumulative effect.

FAS 115: Unrealized gains (losses) on investments and the deferred tax component included in shareholders’ equity.

Life underwriting income: Net premium earned and net investment income less future policy benefits, acquisition costs and administrative expenses.

NM: Not meaningful.

Ordinary shareholders’ equity: Shareholders’ equity less perpetual preferred shares.

P&C: Property and casualty.

Return on ordinary shareholders’ equity (ROE): Income excluding net realized gains (losses) and cumulative effect less perpetual preferred securities divided by average ordinary shareholders’ equity.

Tangible book value per ordinary share: Ordinary shareholders’ equity less goodwill divided by the shares outstanding.

Tangible equity: Shareholders’ equity less goodwill.

Total capitalization: Short-term debt, long-term debt, trust preferreds, perpetual preferred shares and shareholders’ equity.

Glossary	Page 23